                                                                     EXHIBIT 4.2

                            [FACE OF CERTIFICATE]


CERTIFICATE NUMBER                 CENTURY                         COMMON SHARES
                               Bancshares, Inc.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE       SPECIMEN
--------     THIS CERTIFICATE IS TRANSFERABLE IN WASHINGTON, D.C.

                         SEE REVERSE FOR INFORMATION
                        CONCERNING CERTAIN DEFINITIONS
                               AND RESTRICTIONS

         This certifies that [SPECIMEN] is the owner of ______ FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $1.00 PER SHARE OF Century Bancshares, Inc. transferable on the books of the Corporation by the holder hereof, in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to the provisions of the laws of the State of Delaware and to all of the provisions of the Certificate of Incorporation and the Bylaws of the Corporation, as amended from time to time, to all of which the holder hereof by acceptance of this certificate assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED
     --------------------

                                   [SEAL]



-----------------------------------------       -------------------------------
                              SECRETARY                              CHAIRMAN
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                           [REVERSE OF CERTIFICATE]


    The corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be made to the Secretary of the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

 TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
 TEN ENT - as tenants by the                            ------         --------
           entireties                                   (Cust)          (Minor)
 JT TEN  - as joint tenants with                        under Uniform Gifts to
           right of survivorship                        Minors Act
           and not as tenants
           in common                                       ------------------
                                                              (State)
    Additional abbreviations may also be used though no in the above list.


        For Value Received,         hereby sell, assign and transfer unto
                            --------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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                                                                        Shares
  ----------------------------------------------------------------------
  of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
  --------------------------------------------------------------------
  to transfer the said stocks on the books of the within named Corporation with full power of substitution in the premises.

  Dated
       ---------------------------------


                                   -------------------------------------------
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR
                                           WITHOUT ALTERATION OR ENLARGEMENT
                                           OR ANY CHANGE WHATEVER.



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